Exhibit 99.1

IPAA OGIS San Francisco OTCQB: ANFC Focused Growth in the Williston Basin September 22, 2014

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Forward Looking Statements www.blackridgeoil.com 2 Statements made by representatives of Black Ridge Oil & Gas, Inc . (“Black Ridge” or the “Company”) during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of federal securities laws . These statements are based on certain assumptions and expectations made by the Company which reflect management’s experience, estimates and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate . No assurances can be given that such assumptions and expectations will occur as anticipated and actual results may differ materially from those implied or anticipated in the forward looking statements . Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Company, and which include risks relating to the global financial crisis, our ability to obtain additional capital needed to implement our business plan, declines in prices and demand for gas, oil and natural gas liquids, loss of key personnel, lack of business diversification, reliance on strategic third-party relationships, ability to obtain rights to explore and develop oil and gas reserves, the rate of in - fill drilling on our leased acreage, financial performance and results, our indebtedness under our line of credit, our ability to replace reserves and efficiently develop our current reserves, our ability to make acquisitions on economically acceptable terms, our ability to effectively utilize hedging, our ability to become listed on a national exchange, and other important factors . Black Ridge undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events .

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Black Ridge Overview www.blackridgeoil.com 3 (1) Oil & Gas Sales exclude the effect of derivatives; See updated list of hedges in Appendix (2) “ Drilling” includes wells that are preparing to drill, drilling, awaiting completion, and completing; as of August 31, 2014 (3) Based on 10,000 net acres, 1280 - acre drilling units, and 8 wells per drilling unit .  Well Positioned to Take Advantage of Current Phase of Development in t he Williston Basin  Pure Play Bakken / Three Forks Non - Operator  Production is 90% oil  Approximately 10,000 net leasehold acres  Non - operator platform – consolidation potential  2Q 2014 Operational and Financial Highlights  Sr. Secured Borrowing Base increased by 75% to $35 MM  Rapid Growth  6.4 net wells in production , 1.8 net wells “drilling” (2)  Stockyard Creek driving growth, Mandaree next  Over 50 net wells of remaining inventory (3) 2Q 14 1Q 14 2Q 13 Annual Change Sequential Change Average Production, BOE/d 715 525 283 +153% +36% Oil & Gas Sales, $MM (1) 5.6 4.0 2.2 +158% +38% Adjusted EBITDA, $MM 3.6 2.4 1.2 +194% +52% Black Ridge Focus Acreage North Dakota Montana Williston Basin Corral Creek Stockyard Creek Mandaree

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Evolution of The Williston Basin www.blackridgeoil.com 4  Phase 1: Land Grab, 2007 - 2009  Leases in heart of play acquired for < $500/acre, 3 - 5 year terms, 81.25% NRI  Prolific Estimated Ultimate Recoveries (EUR’s) in Parshall and Sanish fields resulted in high returns that overshadowed mediocre performance outside of core areas  Phase 2: HBP (Held By Production) Drilling, 2010 - 2013  Scramble to get first well drilled to avoid lease expiration  Drilling / Completion capex and lease costs increase  Result: basin - wide IRR% reduction  Phase 3: Infill Drilling, Stacked Pay Zones, Present Day  Majority of leases are now Held By Production  Operators begin to develop remaining inventory and test spacing between adjacent wells  Pad drilling and supply / demand reducing capex costs  Improved completion designs are increasing EUR’s  IRR% increasing across the basin  Non - operators need capital to participate in drilling

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Why The Non - Operator Business Model? www.blackridgeoil.com 5  Ability to selectively invest in the highest return projects, without the need to control a drilling unit  Knowledge and data from over 300 gross wells to make capital allocation decisions  Low cost structure  Fragmented nature of non - operator leaseholds will continue to provide growth opportunity as the play matures  Increased capex visibility due to downspacing /pad drilling

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Black Ridge Oil & Gas Strategy www.blackridgeoil.com 6 Deal Flow with Near - Term Development Disciplined Investment D ecisions and Asset Management Capital Availability Reporting, Controls, Regulatory C ompliance Cash Flow: IRR >30%

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Liquidity www.blackridgeoil.com 7 Senior Secured Revolving Credit Facility  $35 MM Current Borrowing Base  $14 MM Drawn as of June 30, 2014  LIBOR + 300 bps to LIBOR + 350 bps depending upon facility usage Subordinated Term Loan  $30 MM Drawn as of June 30, 2014  LIBOR + 900 bps cash, 400 bps PIK  Potential additional availability for large acquisitions Key Highlights:  $65 MM total current availability, $44 MM drawn as of June 30, 2014  Cadence borrowing base: $35 MM based on June 30, 2014 redetermination (previous borrowing base was $20 MM)  Cash needs over next 12 months expected to be funded by cash flow and Cadence availability

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0 1 2 3 4 5 6 7 8 9 10 Producing "Drilling" Permitted 14 29 118 86 88 192 304 222 242 283 308 358 525 715 - 100 200 300 400 500 600 700 800 www.blackridgeoil.com 8 Executing Our Growth Strategy 6.4 Black Ridge Oil & Gas’ Net Production BOE/d 1.8 Black Ridge Oil & Gas’ Net Wells (as of 8/31/14)  Ratio of net wells drilling to net wells producing  Leading indicator for production growth  6.4 net wells producing  1.8 net wells “drilling”  YTD production increase of 136% year over year

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Production Growth Driving Cash Flow Growth www.blackridgeoil.com 9 1.0 1.2 1.7 2.0 2.4 3.6 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 $ MM Black Ridge Oil & Gas’ Adjusted EBITDA (1) (1) Adjusted EBITDA is a non - GAAP financial measure. Please see the appendix for a reconciliation of adjusted EBITDA.

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Strong Asset Base Driving Growth www.blackridgeoil.com 10 Reserve Category Oil (MBbls) Gas ( Mmcf ) Total (MBOE) SEC PV - 10 ($MM) PDP 895 615 998 $ 32.38 PDNP 32 38 38 $ 1.61 PUD 3,147 2,126 3,502 $ 40.39 Total Proved Reserves 4,074 2,779 4,538 $ 74.38 Year End 2013 Reserve Summary MBOE PV - 10 $MM 7.6 27.9 74.4 0 10 20 30 40 50 60 70 80 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 Proved Developed Reserves Proved Undeveloped Reserves PV10 of Proved Reserves 2011 2012 2013 4,538 2,384 480

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Compelling Valuation vs. Peer Group (1) www.blackridgeoil.com 11 14% 30% 43% 61% 65% 86% 136% 156% 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% ANFC 1H ‘14 Production Growth over 1H ‘13 (3) (1) Peer Group includes BCEI, EOX, KOG, NOG, OAS, SYRG, USEG. (2) Source : Enercom , Inc ., and Bloomberg from public filings. Enterprise value calculated as market capitalization (as of 8/15/14) plus net debt and preferred stock. EBITDA calculated as of the most recent quarter, annualized (3) Source: Public filings 5.2x 5.4x 6.9x 6.9x 8.2x 8.2x 9.8x 13.5x 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x 14.0x 16.0x ANFC Enterprise Value / EBITDA (2)

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Corral Creek – Dunn County, ND www.blackridgeoil.com 12 ~30,884 Gross Acres 0.77% Working Interest (WI) 3 Rig Drilling Program, 73 Well Inventory (1) Development Status: • 67 Wells Producing (0.52 Net Wells) • 23 Wells “Drilling” (0.18 Net Wells) • 13 Wells Permitted (0.10 Net Wells) ~2748 Gross Acres 6.43% WI 1 Well Producing Lincoln USA 16 - 1H: 295k bbls in 491 days Remaining Inventory (1) : 9+ Wells ~1280 Gross Acres 19.34% WI 2 Wells Producing Gorhman 24 - 31MBH Gorhman 14 - 31TFH Remaining Inventory (1) : 5+ Wells ~1280 Gross Acres 3.10% WI 4 Wells Producing Remaining Inventory (1) : 3+ Wells ~1280 Gross Acres 3.10% WI 3 Wells Producing Remaining Inventory (1) : 4+ Wells Corral Creek Unit Hansen Halliday Lincoln Gorhman Montana North Dakota T147N R93W T147N R95W T147N R94W (1) Remaining Inventory is based upon publicly available NDIC data and internal estimates.

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Stockyard Creek - Williams County, ND  Eight Gross (0.67 Net) Wells Producing  Sail & Anchor 4 - 13 - 14HBK  Coopers 2 - 15 - 14HBK  Tooheys 4 - 15 - 14HBK  Little Creature 1 - 15 - 14HBK  Blackdog 3 - 13 - 14H  E Rennerfeldt 1 - 13H  E Rennerfeldt 2 - 13H  Matilda Bay 2 - 15H  Eight Gross (0.77 Net) Wells “Drilling” (2)  Matilda Bay 1 - 15H  Bootleg 4 - 14 - 15TFH  Bootleg 5 - 14 - 15TFH  Bootleg 6 - 14 - 15TFH  Bootleg 7 - 14 - 15TFH  Bootleg 8 - 14 - 15TF2H  Ironbank 4 - 14 - 13TFH  Ironbank 5 - 14 - 13TFH  Operated by Slawson  Shut - Ins during August / September while offset wells are being completed will temporarily reduce 3Q ‘14 production  Additional drilling inventory in lower TF benches www.blackridgeoil.com 13 Bakken Three Forks 1 st Bench Montana North Dakota (1) Black Ridge interest excludes three wellbores drilled by previous operator. (2) “ Drilling” includes wells that are preparing to drill, drilling, awaiting completion, and completing; numbers as of August 31, 2014 14 T154N - R99W 15 13 Producing Bakken Wells (1) Bakken Wells To Drill Three Forks Wells To Drill Three Forks 2 nd Bench To Drill

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Mandaree – McKenzie County, ND  Operator: EOG Resources – Antelope Prospect  Five Gross (0.62 net) Wells “Drilling”, Expected Production Q4 ‘14  Mandaree 17 - 05H  Mandaree 135 - 05H  Mandaree 110 - 05H  Mandaree 134 - 05H  Mandaree 28 - 05H  Potential Full Development (1) :  28 Gross (3.25 net) Wells on 640 - acre (short lateral) spacing  12 Middle Bakken Wells, 16 Three Forks Wells www.blackridgeoil.com 14 (1) Based on publicly available data, NDIC Case File #22520 1 st Bench 2 nd Bench 3 rd Bench Middle Bakken Three Forks 0 50,000 100,000 150,000 200,000 250,000 1 3 5 7 9 11 13 15 600 MBoe EUR Curve Months of Production Cumulative BOE Recent EOG Antelope Short Lateral Results (2) (2) B ear Den wells, NDIC Well #23267 - 23270 Middle Bakken Lateral Three Forks Lateral Montana North Dakota Black Ridge interest excludes two previously drilled wells (shown in gray). T149N - R94W - 5

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Why Invest? www.blackridgeoil.com 15  Company is executing  1H ‘14 Production growth of 136% over 1H ’13  Strong cash flow generation: $6.0mm Adjusted EBITDA in 1H ‘14  Pure play Bakken / Three Forks non - operator with 90% oil - weighted production  Liquidity to fund existing development and acquisition plans  Strong inventory of high return projects with active near term development  Compelling valuation

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For More Information www.blackridgeoil.com 16 Ken DeCubellis Chief Executive Officer ken.decubellis@blackridgeoil.com 952 - 426 - 1241 Stay Up to Date on Black Ridge Oil & Gas www.blackridgeoil.com

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www.blackridgeoil.com 17 Appendix

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Reconciliation of Net Income to Adjusted EBITDA www.blackridgeoil.com 18 Black Ridge Oil & Gas, Inc. Adjusted EBITDA by Quarter March 31, June 30, September 30, December 31, March 31, June 30, 2013 2013 2013 2013 2014 2014 Net income (loss) 313,813$ (297,300)$ (223,664)$ (195,508)$ (381,560)$ (543,360)$ Add Back: Interest expense, net, excluding amortization of warrant based financing costs 222,772 520,284 622,842 706,231 929,378 1,136,603 Income tax provision (433,788) (92,913) (88,708) (83,442) (284,023) (305,715) Depreciation, depletion and amortization 705,536 874,474 1,070,753 1,078,394 1,594,857 2,139,733 Accretion of abandonment liability 1,152 1,811 1,811 4,245 4,505 5,148 Share based compensation 172,453 223,145 263,379 292,662 297,762 301,241 Unrealized loss (gain) on derivatives - - 46,225 167,451 214,035 881,124 Adjusted EBITDA 981,938$ 1,229,501$ 1,692,638$ 1,970,033$ 2,374,954$ 3,614,774$ Three Months Ended

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Hedging Summary (Q4 2014 and thereafter) Swaps Contract Settlement Period Date Oil (BBLS) Fixed Price 10/01/2014 - 12/31/2014 8/9/2013 11,001 94.45$ 10/01/2014 - 12/31/2014 12/13/2013 9,999 93.40$ 10/01/2014 - 12/31/2014 3/19/2014 9,000 94.90$ 10/01/2014 - 12/31/2014 5/21/2014 6,000 100.12$ 10/01/2014 - 12/31/2014 9/16/2014 9,000 92.14$ 01/01/2015 - 12/31/2015 8/9/2013 24,000 88.28$ 01/01/2015 - 12/31/2015 4/8/2014 21,000 89.70$ 01/01/2015 - 12/31/2015 5/21/2014 12,000 92.38$ 01/01/2015 - 12/31/2015 9/16/2014 30,000 90.76$ 01/01/2016 - 12/31/2016 6/25/2014 60,000 90.36$ 01/01/2016 - 12/31/2016 9/15/2014 24,000 88.15$ 01/01/2017 - 12/31/2017 9/15/2014 78,000 87.18$ Costless Collars Settlement Period Oil (BBLS) Fixed Price 01/01/2015 - 12/31/2015 12/13/2013 36,000 $ 75.00/95.60 01/01/2016 - 06/30/2016 8/9/2013 10,002 $ 80.00/89.50 19 www.blackridgeoil.com

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